UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ProPetro Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

To the Stockholders of PROPETRO HOLDING CORP. Notice is hereby given that the Annual Meeting of Stockholders of ProPetro Holding Corp. (the “Company”) will be held on May 11, 2023 at 10:00 a.m. Central Time 2518 FM 307 Midland, Texas 79706 for the following purposes: 1. Election of Directors. 01 Samuel D. Sledge 02 Phillip A. Gobe 03 Spencer D. Armour III 04 Mark S. Berg 05 Anthony J. Best 06 Michele Vion 07 Mary Ricciardello 08 G. Larry Lawrence 09 Jack B. Moore 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. 3. To approve the Amended and Restated Long-Term Incentive Plan. 4. To ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The Board of Directors recommends a vote “FOR” the election of all of the director nominees listed in Proposal 1 “FOR” Proposals 2, 3 and 4. INTERNET TELEPHONE E-MAIL CONTROL NO. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.viewproxy.com/propetro/2023. Have the 11 digit control number available when you access the website and follow the instructions. If requesting your proxy materials by phone, call 877-777-2857 TOLL FREE. Have the 11 digit control number available when you call. requests@viewproxy.com * If requesting your proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. PROPETRO HOLDING CORP. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held in person on May 11, 2023 at 2518 FM 307 Midland, Texas 79706 This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/propetro/2023. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 4, 2023 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE IN PERSON ANNUAL MEETING AND VOTE DURING THE MEETING.

PROPETRO HOLDING CORP. The following proxy materials are available to you for review at: www.viewproxy.com/propetro/2023 Proxy Statement 2022 Annual Report to Stockholders ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/propetro/2023 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.